                                Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:
Michelle McGlocklin
Rimini Street, Inc.
+1 925 523-8414
mmcglocklin@riministreet.com

Rimini Street Appoints Michael L. Perica as CFO

Seasoned finance leader brings billion-dollar, public technology company CFO and extensive capital markets experience to support the Company’s next phase of growth

LAS VEGAS, October 1, 2020 – Rimini Street, Inc. (Nasdaq: RMNI), a global provider of business software products and services, the leading third-party support provider for Oracle and SAP software products and a Salesforce partner, today announced the appointment of Michael L. Perica as executive vice president and chief financial officer (CFO) to support the Company’s next phase of growth. Perica leads the finance strategy and execution for Rimini Street and its global subsidiaries, and is responsible for all financial operations of the Company including global financial planning and analysis, accounting, revenue management, global treasury and tax, SEC reporting, finance systems and processes, audit, capital structure, capital markets activities, M&A and investor relations.

Successful 25 Year Track-Record in Financial Management and Capital Markets
Perica brings extensive public technology company financial leadership and capital markets experience to his new role at Rimini Street. Most recently, Perica served as vice president of finance and CFO of the $1.4 billion Energy Systems Global business unit at Enersys (NYSE: ENS), a global leader in stored energy solutions, where he led finance, treasury, tax, legal and HR. Perica joined Enersys as the result of a $750 million acquisition, where he led the sell-side process as CFO of Alpha Technologies, a leading provider of power conversion equipment, services and software to the telecommunications, renewable and industrial sectors. Prior to the sale of Alpha Technologies to Enersys, as CFO of Alpha Technologies, Perica developed and executed a strategic financial plan that resulted in a five-year period of double-digit compounded

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annual revenue and EBITDA growth driven by services expansion and acquisitions. Prior to his tenure at Alpha Technologies, Perica served as CFO of Channell Commercial Corporation, a leading provider of outdoor enclosures and wire management solutions. Earlier, Perica spent 12 years at various Wall Street investment banks and concluded his capital markets career as senior vice president and head of research at Brean Capital (formerly Brean Murray, Carret & Co.). Earlier in his capital markets career, Perica led the technology, media and telecommunications practice at Kaufman Bros., led the technology practice at Gruntal & Co. and was a Zacks and Reuters top-rated analyst for communications equipment at Olde Financial Corp. where he advised client boards on IPOs, secondary offerings and other capital raise strategies and plans.

“Rimini Street is a well-run, disruptive and visionary leader in the fast-growing, global third-party enterprise software support market. The Company’s value proposition and business model has served the needs of more than 3,500 clients to date, including 175 Fortune 500 and Global 100 clients, and I believe is the optimal solution for tens of thousands of additional enterprises around the world,” said Perica. “I am excited about joining the Company at this stage of its growth and I am looking forward to partnering with CEO Seth Ravin and the rest of our incredibly talented and experienced senior executive team and Board to deliver accelerating growth, improving free cash flow and growing GAAP profitability.”

“Michael brings a wealth of experience to his new role as CFO of Rimini Street including a successful track record in financial planning, operations, capital markets, M&A and shareholder relations,” said Seth A. Ravin, Rimini Street co-founder, CEO and chairman of the board. “I look forward to partnering with Michael to grow our global business, provide more value to our clients and deliver better returns for our shareholders.”

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About Rimini Street, Inc.
Rimini Street, Inc. (Nasdaq: RMNI) is a global provider of enterprise software products and services, the leading third-party support provider for Oracle and SAP software products and a Salesforce partner. The Company offers premium, ultra-responsive and integrated application management and support services that enable enterprise software licensees to save significant costs, free up resources for innovation and achieve better business outcomes. To date, more than 3,500 Fortune 500, Fortune Global 100, midmarket, public sector and other organizations from a broad range of industries have relied on Rimini Street as their trusted application enterprise software products and services provider. To learn more, please visit http://www.riministreet.com, follow @riministreet on Twitter and find Rimini Street on Facebook and LinkedIn. (IR-RMNI)

Forward-Looking Statements
Certain statements included in this communication are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may,” “should,” “would,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “seem,” “seek,” “continue,” “future,” “will,” “expect,” “outlook” or other similar words, phrases or expressions. These statements are subject to a number of risks and uncertainties regarding Rimini Street’s business, and actual results may differ materially. These risks and uncertainties include, but are not limited to, the duration of and economic, operational and financial impacts on Rimini Street’s business of the COVID-19 pandemic, as well as the actions taken by governmental authorities, clients or others in response to the COVID-19 pandemic; catastrophic events that disrupt Rimini Street’s business or that of its current and prospective clients, changes in the business environment in which Rimini Street operates, including inflation and interest rates, and general financial, economic, regulatory and political conditions affecting the industry in which Rimini Street operates; adverse developments in pending litigation or in the government inquiry or any new litigation; Rimini Street’s need and ability to raise additional equity or debt financing on favorable terms and Rimini Street’s ability to generate cash flows from operations to help fund increased investment in Rimini Street’s growth initiatives; the sufficiency of Rimini Street’s cash and cash equivalents to meet its liquidity requirements; the terms and impact of Rimini Street’s outstanding 13.00% Series A Preferred Stock; changes in taxes, laws and regulations; competitive product and pricing activity; difficulties of managing growth profitably; the customer adoption of Rimini Street’s recently introduced products and services, including its Application Management Services (AMS), Rimini Street Advanced Database Security, and services for Salesforce Sales Cloud and Service Cloud products, in addition to other products and services Rimini Street expects to introduce in the near future; the loss of one or more members of Rimini Street’s management team; uncertainty as to the long-term value of Rimini Street’s equity securities; and those risks discussed under the heading “Risk Factors” in Rimini Street’s Quarterly Report on Form 10-Q filed on August 5, 2020 and as updated from time to time by other filings by Rimini Street with the Securities and Exchange Commission. In addition, forward-looking statements provide Rimini Street’s expectations, plans or forecasts of future events and views as of the date of this communication. Rimini Street anticipates that subsequent events and developments will cause

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Rimini Street’s assessments to change. However, while Rimini Street may elect to update these forward-looking statements at some point in the future, Rimini Street specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Rimini Street’s assessments as of any date subsequent to the date of this communication.

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© 2020 Rimini Street, Inc. All rights reserved. “Rimini Street” is a registered trademark of Rimini Street, Inc. in the United States and other countries, and Rimini Street, the Rimini Street logo, and combinations thereof, and other marks marked by TM are trademarks of Rimini Street, Inc. All other trademarks remain the property of their respective owners, and unless otherwise specified, Rimini Street claims no affiliation, endorsement, or association with any such trademark holder or other companies referenced herein.